POWER OF ATTORNEY

The undersigned,
being a person required
to file statements under
Section 16(a) of the
Securities Exchange Act
of 1934 (the '1934 Act')
and Section 30(h) of the
Investment Company Act of
1940 (the '1940 Act') with
espect to certain closed-end
investment companies advised
or serviced by Guggenheim
Funds Investment Advisors,
LLC or its affiliates, as
listed on Annex A hereto
as may be amended from
time to time
(the 'Guggenheim Closed-End
Funds'), hereby authorizes,
designates and appoints
Amy J. Lee, Mark E. Mathiasen
and Michael P. Megaris to act
as such persons true and lawful
attorney in fact and agents,
each with full power of
substitution and resubstitution
and full power to act alone
and without the other, for the
undersigned and in the
undersigneds name, place
and stead, in any and all
capacities, to execute,
acknowledge, deliver and
file any and all
statements on Form 3,
Form 4 and For 5 and any
successor forms adopted
by the Securities Exchange
Commission (the 'Commission'),
as required by the 1934 Act
and the 1940 Act, and the
rules and regulations
thereunder, and to take such
other actions as such
attorney-in-fact may deem
necessary or appropriate in
connection with such statements
(including without limitation,
completing, executing and filing
with the Commission an
application for EDGAR codes
(i.e., Central Index Key (CIK)
and the CIK confirmation code
(CCC)) on Form ID) hereby
confirming and ratifying all
actions that such attorney
in fact has taken or may take
in reliance hereon.  This power
of attorney supersedes any
previous versions of same,
and shall be valid from the
date hereof until the
undersigned no longer has
an obligation to file statements
under the acts cited above with
respect to the Guggenheim
Closed-End Funds, or until
specifically revoked by the
undersigned, and shall be
automatically revoked with
respect to any attorney in
the event that such attorney
is no longer affiliated with
Guggenheim Funds Investment
Advisors, LLC or its affiliates.

IN WITNESS WHEREOF, the
undersigned has executed
this Power of Attorney on the
3rd day of April, 2018.


Signature:

/s/  Brian E. Binder







Annex A
Dated 11-24-21

Fiduciary/Claymore
Energy Infrastructure
   Fund (FMO)

Guggenheim Taxable Municipal
  Bond & Investment Grade
  Debt Trust (GBAB)

Guggenheim Credit Allocation
  Fund (GGM)

Guggenheim Strategic
  Opportunities Fund (GOF)

Guggenheim Enhanced Equity
  Income Fund (GPM)

Guggenheim Energy &
   Income Fund (XGEIX)

Guggenheim Active Allocation
   Fund (GUG)